UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

Commission File Number
001-34581

Kraton Corporation
(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300
Houston, TX 77032
(Address of principal executive offices, including zip code)
281-504-4700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

On August 27, 2018, the Board of Directors (the "Board") of Kraton Corporation ("Kraton") increased the size of the Board from nine to ten directors. The Board filled the newly created vacancy by appointing Ms. Billie I. Williamson as a Class II director, whose initial term will expire at Kraton's 2020 annual general meeting of stockholders. Ms. Williamson has not yet been appointed to any standing committees of the Board.

Ms. Williamson, age 65, served in various roles at Ernst & Young LLP ("EY") from 1974 to 1993 and 1998 to 2011, most recently as Senior Global Client Service Partner. Ms. Williamson was also EY's Americas Inclusiveness Officer, a member of its Americas Executive Board, which functions as the Board of Directors for EY dealing with strategic and operational matters, and a member of the EY U.S. Executive Board. Ms. Williamson serves as a director of Pentair plc, XL Group Ltd. and Cushman & Wakefield plc. Ms. Williamson earned a BBA degree in accounting from Southern Methodist University.

In connection with her appointment to the Board, and in accordance with Kraton's director compensation practice, which is described in Kraton's most recent proxy statement filed with the U.S. Securities and Exchange Commission (“SEC”) on April 13, 2018, Ms. Williamson will receive pro rata compensation based on (1) an annual cash retainer for serving on the Board of $90,000 and (2) an annual grant of common stock of Kraton equal to $90,000, which will be fully vested. Ms. Williamson has entered into Kraton's standard form of indemnification agreement for non-executive directors, which is attached as Exhibit 10.1 to Kraton's Current Report on Form 8-K filed with the SEC on December 16, 2011 and incorporated by reference into this Item 5.02.

There are no relationships that would be reportable as a related party transaction under the rules of the SEC.

A copy of Kraton's press release relating to this appointment is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRATON CORPORATION

Date:	August 27, 2018	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer